Exhibit 99.1

Second Quarter 2003 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s July 29, 2003 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2002. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s July 29, 2003 conference call might not occur.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of June 30, 2003, the Company’s stabilized portfolio consisted of 79 office buildings and 50 industrial buildings, which encompassed an aggregate of 6.9 million and 4.9 million square feet, respectively, and was 90.9% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey		Kathy M. Delgado	Sr. VP Marketing and Leasing	(310) 481-6580
Matthew J. Hart		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Steven R. Scott	Sr. VP San Diego Development
		Justin Smart	Sr. VP Los Angeles Development
		Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Banc of America Securities LLC		Prudential Securities
Lee Schalop	(212) 847-5677	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities, Inc.		RBC Capital Markets
Lou Taylor	(212) 250-4912	Jay Leupp	(415) 633-8588

Friedman, Billings, Ramsey & Co., Inc.		UBS Securities
David Loeb	(703) 469-1289	Keith Mills	(212) 713-3098

Green Street Advisors		WR Hambrecht
Jim Sullivan	(949) 640-8780	Christopher Hartung	(415) 551-3114

McDonald Investments Inc.
Anatole Pevnev	(216) 263-4783

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	6/30/2003		3/31/2003		12/31/2002		9/30/2002		6/30/2002
INCOME ITEMS (Including Discontinued Operations):
Revenues	$51,930		$54,581		$52,408		$51,031		$51,179
Net Straight Line Rent	3,420		1,101		1,260		1,948		(97)
Lease Termination Fees	11		4,344		872		51		0
Net Operating Income(1), (3)	40,081		41,494		39,519		38,669		39,254
Capitalized Interest and Loan Fees	3,874		3,397		3,359		3,451		3,359

Net Income	13,360		10,929		13,965		7,885		4,957
Funds From Operations(2), (3)	24,893		26,320		24,262		23,170		23,358
Funds Available for Distribution(2), (3), (4)	17,984		22,633		17,843		20,246		23,519

Net Income per share—diluted	$0.49		$0.40		$0.50		$0.28		$0.18
Funds From Operations per share—diluted	$0.78		$0.83		$0.76		$0.72		$0.73

Dividend per share	$0.495		$0.495		$0.495		$0.495		$0.495

RATIOS (Including Discontinued Operations):
Operating Margins	77.2%		74.7%		74.4%		75.2%		76.2%
Interest Coverage Ratio(5)	4.8	x	4.9	x	4.2	x	4.0	x	4.1	x
Fixed Charge Coverage Ratio(6)	3.3	x	3.4	x	3.0	x	2.9	x	2.9	x
FFO Payout Ratio(7)	63.2%		59.9%		64.6%		68.7%		68.0%
FAD Payout Ratio(8)	87.5%		69.7%		87.8%		78.6%		67.6%

	6/30/2003		3/31/2003		12/31/2002		9/30/2002		6/30/2002
ASSETS:
Investments in Real Estate before Depreciation	$1,698,357		$1,706,969		$1,686,218		$1,697,580		$1,678,839
Total Assets	1,497,814		1,511,197		1,506,602		1,518,313		1,510,577

CAPITALIZATION:
Total Debt	$765,501		$776,615		$762,037		$773,268		$761,302
Total Preferred Stock(9)	155,000		155,000		155,000		155,000		155,000
Total Market Equity Value(9)	874,046		700,498		729,685		762,628		860,409
Total Market Capitalization(9)	1,794,547		1,632,113		1,646,722		1,690,896		1,776,711
Total Debt / Total Market Capitalization	42.6%		47.6%		46.3%		45.7%		42.8%
Total Debt and Preferred / Total Market Capitalization	51.3%		57.1%		55.7%		54.9%		51.6%

(1)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses. Please refer to page 28 for a reconciliation of Net Operating Income to GAAP Net Income.
(2)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.
(3)	Please refer to page 27 for Management Statements on Net Operating Income, Funds From Operations and Funds Available for Distribution.
(4)	Please refer to page 29 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(5)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(6)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.
(7)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(8)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(9)	See “Capital Structure” on page 24.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	For the Three Months Ended
	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
High Price	$27.87	$23.76	$23.64	$26.65	$29.64
Low Price	$21.70	$20.74	$20.25	$22.05	$26.30
Closing Price	$27.50	$22.10	$23.05	$23.71	$26.75
Dividend per share—annualized	$1.98	$1.98	$1.98	$1.98	$1.98

Closing common shares (in 000’s)(1)	27,565	27,475	27,420	27,928	27,744
Closing partnership units (in 000’s)(1)	4,219	4,222	4,237	4,237	4,421

	31,784	31,697	31,657	32,165	32,165

(1)	As of the end of the period.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
ASSETS:
Land and improvements	$275,328	$282,030	$288,228	$297,305	$285,585
Buildings and improvements, net	1,244,711	1,258,593	1,289,525	1,290,575	1,220,923
Undeveloped land and construction in progress, net	178,318	166,346	108,465	109,700	172,331

Total investment in real estate	1,698,357	1,706,969	1,686,218	1,697,580	1,678,839
Accumulated depreciation and amortization	(297,050)	(290,365)	(278,503)	(270,951)	(259,676)

Investment in real estate, net	1,401,307	1,416,604	1,407,715	1,426,629	1,419,163

Cash and cash equivalents	6,865	7,787	15,777	9,878	12,663
Restricted cash	7,588	7,479	6,814	7,348	5,811
Current receivables, net	2,604	2,821	3,074	2,779	3,041
Deferred rent receivables, net	33,575	30,567	29,466	28,422	26,470
Deferred leasing costs, net	32,548	32,145	31,427	30,532	30,313
Deferred financing costs, net	6,291	5,394	6,221	6,873	7,596
Prepaid expenses and other assets	7,036	8,400	6,108	5,852	5,520

TOTAL ASSETS	$1,497,814	$1,511,197	$1,506,602	$1,518,313	$1,510,577

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$510,501	$514,115	$507,037	$473,268	$455,302
Unsecured line of credit	255,000	262,500	255,000	300,000	306,000
Accounts payable, accrued expenses and other liabilities	41,022	43,110	43,917	37,766	39,016
Accrued distributions	15,733	15,776	15,670	15,922	15,891
Rents received in advance, tenant security deposits and deferred revenue	19,491	19,434	24,310	20,143	16,737

Total liabilities	841,747	854,935	845,934	847,099	832,946

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464	34,464	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	66,874	67,000	68,196	68,522	72,415

Total minority interests	219,375	219,501	220,697	221,023	224,916

Stockholders’ Equity:
Common stock	274	273	273	278	277
Additional paid-in capital	494,421	493,244	493,116	503,184	499,196
Distributions in excess of earnings	(50,587)	(50,384)	(47,629)	(48,020)	(42,079)
Accumulated net other comprehensive loss	(7,416)	(6,372)	(5,789)	(5,251)	(4,679)

Total stockholders’ equity	436,692	436,761	439,971	450,191	452,715

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,497,814	$1,511,197	$1,506,602	$1,518,313	$1,510,577

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2003	2002	% Change	2003	2002	% Change
REVENUES:
Rental income, net	$45,703	$42,275	8.1%	$89,152	$85,396	4.4%
Tenant reimbursements	5,249	6,356	(17.4%)	10,932	11,694	(6.5%)
Other income	345	29	1089.7%	4,871	1,459	233.9%

Total revenues	51,297	48,660	5.4%	104,955	98,549	6.5%

EXPENSES:
Property expenses	7,703	7,192	7.1%	16,382	14,470	13.2%
Real estate taxes	3,662	3,852	(4.9%)	7,510	7,482	0.4%
General and administrative expenses	4,011	3,648	10.0%	7,869	6,616	18.9%
Ground leases	324	333	(2.7%)	644	716	(10.1%)
Interest expense	7,585	8,668	(12.5%)	15,274	17,927	(14.8%)
Depreciation and amortization	13,230	18,021	(26.6%)	26,969	30,389	(11.3%)

Total expenses	36,515	41,714	(12.5%)	74,648	77,600	(3.8%)

OTHER INCOME:
Interest income	48	86	(44.2%)	94	371	(74.7%)

Total other income	48	86	(44.2%)	94	371	(74.7%)

INCOME FROM CONTINUING OPERATIONS BEFORE NET GAINS ON DISPOSITIONS	14,830	7,032	110.9%	30,401	21,320	42.6%
Net gains on dispositions of operating properties(1)		896			896

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	14,830	7,928	87.1%	30,401	22,216	36.8%

MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	0.0%	(6,750)	(6,750)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(1,527)	(798)	91.4%	(3,158)	(2,185)	44.5%
Recognition of previously reserved Development LLC preferred return					3,908	(100.0%)
Minority interest in earnings of Development LLCs					(1,024)	(100.0%)

Total minority interests	(4,902)	(4,173)	17.5%	(9,908)	(6,051)	63.7%

INCOME FROM CONTINUING OPERATIONS	9,928	3,755	164.4%	20,493	16,165	26.8%

DISCONTINUED OPERATIONS:(1)
Revenues from discontinued operations	633	2,519	(74.9%)	1,555	4,980	(68.8%)
Expenses from discontinued operations	(362)	(1,129)	(67.9%)	(868)	(2,370)	(63.4%)
Net gain on disposition of discontinued operations	3,690			3,690
Minority interest attributable to discontinued operations	(529)	(188)	181.4%	(584)	(311)	87.8%

Total discontinued operations	3,432	1,202	185.5%	3,793	2,299	65.0%

NET INCOME	$13,360	$4,957	169.5%	$24,286	$18,464	31.5%

Weighted average shares outstanding—basic	27,351	27,463	(0.4%)	27,287	27,360	(0.3%)
Weighted average shares outstanding—diluted	27,545	27,805	(0.9%)	27,488	27,678	(0.7%)

NET INCOME PER COMMON SHARE:
Net income per common share—basic	$0.49	$0.18	172.2%	$0.89	$0.67	32.8%

Net income per common share—diluted	$0.49	$0.18	172.2%	$0.88	$0.67	31.3%

(1)	In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the net income and the net gain on disposition of properties sold subsequent to January 1, 2002 are reflected in the consolidated statement of operations as discontinued operations for all periods presented. The net gains on dispositions of operating properties for the year ended December 31, 2002 relates to the disposition of an office property the Company sold in the fourth quarter of 2001. This additional gain had previously been reserved for financial reporting purposes until certain litigation associated with the dispostion was resolved in the second quarter of 2002.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2003	2002	% Change	2003	2002	% Change
FUNDS FROM OPERATIONS:(1)
Net Income	$13,360	$4,957	169.5%	$24,286	$18,464	31.5%
Adjustments:
Minority interest in earnings of Operating Partnership	2,056	986	108.5%	3,742	2,496	49.9%
Depreciation and amortization(2)	13,167	18,311	(28.1%)	26,872	30,446	(11.7%)
Net gains on dispositions of operating properties	(3,690)	(896)	311.8%	(3,690)	(896)	311.8%

Funds From Operations	$24,893	$23,358	6.6%	$51,210	$50,510	1.4%

Weighted average common shares/units outstanding—basic	31,572	31,827		31,513	31,076
Weighted average common shares/units outstanding—diluted	31,766	32,169		31,714	31,394
FFO per common share/unit—basic	$0.79	$0.73	8.2%	$1.63	$1.63	0.0%

FFO per common share/unit—diluted	$0.78	$0.73	6.8%	$1.61	$1.61	0.0%

FUNDS AVAILABLE FOR DISTRIBUTION:(1),(3)
Funds From Operations	$24,893	$23,358	6.6%	$51,210	$50,510	1.4%
Adjustments:
Amortization of deferred financing costs	593	442	34.2%	1,101	1,220	(9.8%)
Non-cash amortization of restricted stock grants(4)	686	924	(25.8%)	1,680	1,510	11.3%
Tenant improvements, leasing commissions and
recurring capital expenditures	(4,768)	(1,302)	266.2%	(8,855)	(1,637)	440.9%
Net effect of straight-line rents(5)	(3,420)	97	(3625.8%)	(4,521)	(1,131)	299.7%

Funds Available for Distribution	$17,984	$23,519	(23.5%)	$40,615	$50,472	(19.5%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.
(2)	Includes depreciation and amortization related to real estate.
(3)	See page 29 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.
(4)	Beginning January 1, 2003, non-cash amortization of restricted stock grants is added back for purposes of calculating FAD. Prior year FAD amounts have been restated to conform to current year presentation.
(5)	Represents the straight-line rent income recognized during the period net of a reserve for bad debts.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		6/30/2003	3/31/2003	12/31/2002
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	30	35.5%	26.2%	3,093,361	82.7%	85.7%	88.3%
Orange County	6	2.8%	2.6%	310,811	88.6%	88.1%	88.5%
San Diego	38	33.4%	24.1%	2,850,890	89.4%	89.6%	93.1%
Other	5	6.1%	5.8%	687,997	94.9%	96.1%	96.3%

Subtotal	79	77.8%	58.7%	6,943,059	86.9%	88.5%	91.1%

Industrial:
Los Angeles	4	1.2%	3.3%	388,805	70.7%	70.7%	70.7%
Orange County	44	19.7%	35.5%	4,192,991	98.6%	99.9%	100.0%
Other	2	1.3%	2.5%	295,417	100.0%	100.0%	100.0%

Subtotal	50	22.2%	41.3%	4,877,213	96.5%	97.6%	97.7%

OCCUPANCY BY REGION:
Los Angeles	34	36.7%	29.5%	3,482,166	81.4%	83.9%	86.4%
Orange County	50	22.5%	38.1%	4,503,802	97.9%	98.7%	98.8%
San Diego	38	33.4%	24.1%	2,850,890	89.4%	89.6%	93.1%
Other	7	7.4%	8.3%	983,414	96.4%	97.2%	97.4%

TOTAL STABILIZED PORTFOLIO	129	100.0%	100.0%	11,820,272	90.9%	92.2%	93.7%

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	88.3%	97.1%	92.0%
Year-to-Date	88.5%	97.4%	92.1%

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	100.0%
5151—5155 Camino Ruiz	Camarillo	4	265,372	79.8%
185 S. Douglas Street	El Segundo	1	61,604	29.5%
Kilroy Airport Center, El Segundo	El Segundo	3	706,302	99.5%
525 N. Brand Blvd.	Glendale	1	46,043	100.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	83.4%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	50.6%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	0.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	67.3%
501 Santa Monica Blvd.	Santa Monica	1	70,045	90.6%
2829 Townsgate Road	Thousand Oaks	1	81,158	79.2%

Total Los Angeles Office		30	3,093,361	82.7%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	50.1%
8101 Kaiser Blvd.	Anaheim	1	60,177	82.4%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	95.0%
2501 Pullman	Santa Ana	1	51,750	100.0%

Total Orange County Office		6	310,811	88.6%

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	89,168	0.0%
12348 High Bluff Drive	Del Mar	1	38,461	18.1%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 / 3611 / 3661 / 3811 Valley Centre Drive	Del Mar	4	423,874	57.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of the Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		38	2,850,890	89.4%

Other
3750 University Avenue	Riverside, CA	1	124,986	93.8%
4361 Latham Avenue	Riverside, CA	1	30,581	100.0%
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	94.9%

Total Other Office		5	687,997	94.9%

Total Office		79	6,943,059	86.9%

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	70.7%
Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130-3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	144,090	69.6%
Brea Industrial Complex	Brea	7	276,278	94.9%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752-12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		44	4,192,991	98.6%
Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		50	4,877,213	96.5%

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Same Store Analysis(1)

($ in thousands)

	Same Store Analysis (GAAP Basis)
	Three Months Ended June 30,			Six Months Ended June 30,
	2003	2002	% Change	2003	2002	% Change
Total Same Store Portfolio
Number of properties	121	121		121	121
Square Feet	11,128,896	11,128,896		11,128,896	11,128,896
Percent of Stabilized Portfolio	94.2%	87.9%		94.2%	87.9%
Average Occupancy	92.2%	94.0%		92.3%	94.7%

Operating Revenues:
Rental income	$41,670	$39,182	6.3%	$81,109	$79,814	1.6%
Tenant reimbursements	4,558	5,703	(20.1%)	9,765	10,498	(7.0%)
Other income	342	27	1166.7%	602	1,353	(55.5%)

Total operating revenues	46,570	44,912	3.7%	91,476	91,665	(0.2%)

Operating Expenses:
Property expenses	7,311	6,469	13.0%	15,137	13,354	13.4%
Real estate taxes	3,126	3,557	(12.1%)	6,549	6,990	(6.3%)
Ground leases	321	332	(3.3%)	630	716	(12.0%)

Total operating expenses	10,758	10,358	3.9%	22,316	21,060	6.0%

GAAP Net Operating Income	$35,812	$34,554	3.6%	$69,160	$70,605	(2.0%)

	Same Store Analysis (Cash Basis)
	Three Months Ended June 30,			Six Months Ended June 30,
	2003	2002	% Change	2003	2002	% Change
Total operating revenues	$43,591	$45,184	(3.5%)	$87,278	$90,135	(3.2%)
Total operating expenses	10,758	10,358	3.9%	22,316	21,060	6.0%

Cash Net Operating Income	$32,833	$34,826	(5.7%)	$64,962	$69,075	(6.0%)

(1)	Same store defined as all stabilized properties owned at January 1, 2002 and still owned at June 30, 2003.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	17	3	81,572	7,997	$23.21	$0.10	3.5%	(3.0%)	49.6%	54
Industrial	2	1	108,380	12,000	$6.61	$0.00	(12.8%)	(9.8%)	17.2%	61

Total	19	4	189,952	19,997	$13.70	$0.06	(2.3%)	(4.8%)	23.3%	58

Year-to-Date

	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)	Weighted Average Lease Term (Mo.)
	New	Renewal	New	Renewal
Office	27	10	210,295	249,475	$13.54	$0.11	5.6%	(0.3%)	70.9%	43
Industrial	3	2	113,380	37,718	$6.22	$0.00	0.8%	1.2%	35.8%	52

Total	30	12	323,675	287,193	$11.73	$0.06	5.1%	0.3%	62.8%	45

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.
(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2003	Q2 2003	Year-to-Date
Capital Improvements	$0	$0	$0
Tenant Improvements & Leasing Commissions	0	0	0

Total	$0	$0	$0

Recurring Capital Expenditures:
	Q1 2003	Q2 2003	Year-to-Date
Capital Improvements
Office	$46	$750	$796
Industrial	0	0	0

	46	750	796
Tenant Improvements & Leasing Commissions(1)
Office	4,016	3,183	7,199
Industrial	25	835	860

	4,041	4,018	8,059
Total
Office	4,062	3,933	7,995
Industrial	25	835	860

	$4,087	$4,768	$8,855

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	26	268,624	4.5%	$6,609	$24.60
2004	49	544,377	9.1%	13,104	24.07
2005	57	575,119	9.6%	11,437	19.89
2006	48	694,120	11.6%	15,800	22.76
2007	46	851,140	14.2%	14,895	17.50
2008	28	871,530	14.6%	17,351	19.91
2009	13	742,943	12.5%	16,019	21.56
2010	8	176,214	3.0%	3,910	22.19
2011	8	397,583	6.6%	7,555	19.00
2012 and beyond	13	857,657	14.3%	25,253	29.44

Subtotal	296	5,979,307	100.0%	$131,933	$22.06

INDUSTRIAL:
Remaining 2003	5	202,981	4.3%	$911	$4.49
2004	16	524,504	11.1%	3,692	7.04
2005	14	691,060	14.7%	5,156	7.46
2006	9	578,802	12.3%	4,360	7.53
2007	9	496,391	10.5%	3,401	6.85
2008	8	855,407	18.2%	5,924	6.93
2009	8	609,356	13.0%	3,775	6.20
2010	1	33,130	0.7%	283	8.54
2011	4	386,606	8.2%	2,592	6.70
2012 and beyond	2	327,402	7.0%	3,101	9.47

Subtotal	76	4,705,639	100.0%	$33,195	$7.05

TOTAL PORTFOLIO:
Remaining 2003	31	471,605	4.4%	$7,520	$15.95
2004	65	1,068,881	10.0%	16,796	15.71
2005	71	1,266,179	11.8%	16,593	13.10
2006	57	1,272,922	11.9%	20,160	15.84
2007	55	1,347,531	12.6%	18,296	13.58
2008	36	1,726,937	16.2%	23,275	13.48
2009	21	1,352,299	12.7%	19,794	14.64
2010	9	209,344	2.0%	4,193	20.03
2011	12	784,189	7.3%	10,147	12.94
2012 and beyond	15	1,185,059	11.1%	28,354	23.93

Total	372	10,684,946	100.0%	$165,128	$15.45

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	12	128,902	5.2%	$3,003	$23.30	4	17,826	6.5%	$353	$19.80
2004	33	436,559	17.4%	10,992	25.18	2	26,403	9.7%	527	19.96
2005	29	196,464	7.8%	5,436	27.67	9	51,652	19.0%	1,034	20.02
2006	34	354,477	14.1%	9,384	26.47	2	22,034	8.1%	530	24.05
2007	21	156,331	6.2%	3,996	25.56	5	11,976	4.4%	307	25.63
2008	15	362,759	14.4%	10,018	27.62	7	129,358	47.4%	2,336	18.06
2009	9	432,102	17.2%	10,354	23.96	—	—	—	—	—
2010	6	70,154	2.8%	2,027	28.89	—	—	—	—	—
2011	5	203,225	8.1%	2,665	13.11	1	13,381	4.9%	305	22.79
2012 and beyond	5	170,637	6.8%	4,577	26.82	—	—	—	—	—

Subtotal	169	2,511,610	100.0%	$62,452	$24.87	30	272,630	100.0%	$5,392	$19.78

INDUSTRIAL:
Remaining 2003	—	—	—	—	—	5	202,981	4.9%	$911	$4.49
2004	1	76,570	27.9%	554	7.24	15	447,934	10.8%	3,138	7.01
2005	1	192,053	69.8%	2,067	10.76	13	499,007	12.1%	3,089	6.19
2006	—	—	—	—	—	8	414,262	10.0%	3,180	7.68
2007	—	—	—	—	—	9	496,391	12.0%	3,401	6.85
2008	—	—	—	—	—	8	855,407	20.7%	5,924	6.93
2009	1	6,362	2.3%	101	15.88	7	602,994	14.6%	3,674	6.09
2010	—	—	—	—	—	1	33,130	0.8%	283	8.54
2011	—	—	—	—	—	3	255,729	6.2%	1,800	7.04
2012 and beyond	—	—	—	—	—	2	327,402	7.9%	3,101	9.47

Subtotal	3	274,985	100.0%	$2,722	$9.90	71	4,135,237	100.0%	$28,501	$6.89

TOTAL PORTFOLIO:
Remaining 2003	12	128,902	4.6%	$3,003	$23.30	9	220,807	5.0%	$1,264	$5.72
2004	34	513,129	18.4%	11,546	22.50	17	474,337	10.8%	3,665	7.73
2005	30	388,517	14.0%	7,503	19.31	22	550,659	12.5%	4,123	7.49
2006	34	354,477	12.7%	9,384	26.47	10	436,296	9.9%	3,710	8.50
2007	21	156,331	5.6%	3,996	25.56	14	508,367	11.5%	3,708	7.29
2008	15	362,759	13.0%	10,018	27.62	15	984,765	22.3%	8,260	8.39
2009	10	438,464	15.8%	10,455	23.84	7	602,994	13.7%	3,674	6.09
2010	6	70,154	2.5%	2,027	28.89	1	33,130	0.8%	283	8.54
2011	5	203,225	7.3%	2,665	13.11	4	269,110	6.1%	2,105	7.82
2012 and beyond	5	170,637	6.1%	4,577	26.82	2	327,402	7.4%	3,101	9.47

Total	172	2,786,595	100.0%	$65,174	$23.39	101	4,407,867	100.0%	$33,893	$7.69

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2003	2	100,663	4.0%	$2,803	$27.85	8	21,233	3.3%	$450	$21.19
2004	1	50,929	2.0%	960	18.85	13	30,486	4.7%	625	20.50
2005	3	222,742	8.7%	2,739	12.30	16	104,261	16.1%	2,228	21.37
2006	3	190,209	7.4%	3,209	16.87	9	127,400	19.7%	2,677	21.01
2007	7	538,463	21.1%	7,744	14.38	13	144,370	22.3%	2,848	19.73
2008	3	165,665	6.5%	2,708	16.35	3	213,748	33.1%	2,289	10.71
2009	3	305,378	12.0%	5,530	18.11	1	5,463	0.8%	135	24.71
2010	2	106,060	4.2%	1,883	17.75	—	—	—	—	—
2011	2	180,977	7.1%	4,585	25.33	—	—	—	—	—
2012 and beyond	8	687,020	27.0%	20,676	30.10	—	—	—	—	—

Subtotal	34	2,548,106	100.0%	$52,837	$20.74	63	646,961	100.0%	$11,252	$17.39

INDUSTRIAL:
Remaining 2003	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	792	6.05
2012 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,972	$6.68

TOTAL PORTFOLIO:
Remaining 2003	2	100,663	4.0%	$2,803	$27.85	8	21,233	2.2%	$450	$21.19
2004	1	50,929	2.0%	960	18.85	13	30,486	3.2%	625	20.50
2005	3	222,742	8.7%	2,739	12.30	16	104,261	11.1%	2,228	21.37
2006	3	190,209	7.4%	3,209	16.87	10	291,940	31.0%	3,857	13.21
2007	7	538,463	21.1%	7,744	14.38	13	144,370	15.3%	2,848	19.73
2008	3	165,665	6.5%	2,708	16.35	3	213,748	22.7%	2,289	10.71
2009	3	305,378	12.0%	5,530	18.11	1	5,463	0.6%	135	24.71
2010	2	106,060	4.2%	1,883	17.75	—	—	—	—	—
2011	2	180,977	7.1%	4,585	25.33	1	130,877	13.9%	792	6.05
2012 and beyond	8	687,020	27.0%	20,676	30.10	—	—	—	—	—

Total	34	2,548,106	100.0%	$52,837	$20.74	65	942,378	100.0%	$13,224	$14.03

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2003.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues(1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:(2)
The Boeing Company	$14,387	846,805	8.4%	7.1%
DirecTV, Inc.	6,686	182,463	3.9%	1.5%
Diversa Corporation	4,702	136,908	2.7%	1.2%
Epson America, Inc.	4,251	166,575	2.5%	1.4%
Epicor Software Corporation	3,438	172,778	2.0%	1.5%
Newgen Results Corporation	3,465	102,875	2.0%	0.9%
Scan Health Plan	3,430	119,219	2.0%	1.0%
Intuit, Inc.	3,218	215,171	1.9%	1.8%
TRW, Inc.	3,053	117,406	1.8%	1.0%
Memec, LLC	2,959	91,765	1.7%	0.8%

Total Office Properties	$49,589	2,151,965	28.9%	18.2%

Industrial Properties:
Celestica California, Inc.	$2,506	303,533	1.5%	2.5%
Qwest Communications Corporation	2,428	244,800	1.4%	2.1%
Mattel, Inc.	2,032	192,053	1.2%	1.6%
Packard Hughes Interconnect	1,705	157,458	1.0%	1.3%
NBTY Manufacturing, LLC	1,384	286,139	0.8%	2.4%
United Plastics Group, Inc.	1,221	188,000	0.7%	1.6%
Kraft Foods, Inc.	1,184	164,540	0.7%	1.4%
Targus, Inc.	1,051	200,646	0.6%	1.7%
Extron Electronics	960	157,730	0.6%	1.3%
Ricoh Electronics	809	100,000	0.5%	0.8%

Total Industrial Properties	$15,280	1,994,899	9.0%	16.7%

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	As of June 30, 2003, Peregrine Systems, Inc. represented approximately $7.0 million, or 4.1% of the Company’s annual base rental revenues. Under the revised terms of the remaining lease Peregrine has with the Company, Peregrine will represent approximately $2.3 million, or 1.3% of the Company’s annual base rental revenues. See additional disclosure of Peregrine leases in “Summary of Available Space at Kilroy Centre Del Mar” on page 19.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenue

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	293,261	$7,499	July 31, 2004
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo	101,564	1,730	January 31, 2006
1145 N. Ocean Blvd., Anaheim	65,447	433	October 31, 2005
2250 E. Imperial Highway, El Segundo	7,791	272	November 30, 2004

	581,305	10,622

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,231	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	302	August 31, 2005

Total	846,805	$14,387

(1)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Summary of Available Space at Kilroy Centre Del Mar

($ in thousands)

		As of June 30, 2003				Adjusted for Expected Peregrine Outcome
	Rentable Square Feet	% Leased by Peregrine	% Leased by Other Tenants	Total % Leased	Annual Base Rental Revenues(1)	% Leased by Peregrine	% Leased by Other Tenants	Total % Leased	Annual Base Rental Revenues(1)
Building 1—3579 Valley Centre Drive(2)	52,375		100%	100%	$1,608		100%	100%	$1,608
Building 2—3611 Valley Centre Drive	129,680	100%		100%	3,779	60%		60%	2,267
Building 3—3661 Valley Centre Drive(2)	129,752		100%	100%	3,854		100%	100%	3,854
Building 4—3721 Valley Centre Drive(3)	114,780		100%	100%	2,994		100%	100%	2,994
Building 5—3811 Valley Centre Drive	112,067	42%	58%	100%	3,265		58%	58%	1,698

Total	538,654	33%	67%	100%	$15,500	15%	67%	82%	$12,421

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	This lease is scheduled to commence when tenant improvements are complete, which is estimated to be in the third quarter of 2003.
(3)	The annual base rental revenues shown reflect the revenue for the 80% of the building that Memec currently occupies. This building is currently in the Company’s development lease-up portfolio.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

2003 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
NONE

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

2nd QUARTER:
4351 Latham Avenue	Riverside, CA	Office	April	21,357	$2,750
5770 Armada Drive	Carlsbad, CA	Office	May	81,712	14,382
Anaheim Corporate Center	Anaheim, CA	Office	June	157,758	13,850

Subtotal				260,827	30,982

TOTAL YEAR TO DATE DISPOSITIONS				260,827	$30,982

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Stabilized Development

($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Committed(1)
1st QUARTER:
NONE

2nd QUARTER:
12100 W. Olympic Blvd.	West LA, CA	Office	4Q 2000	2Q 2002	151,000	$61,061	61	%(2)

Subtotal					151,000	61,061	61%

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					151,000	$61,061	61%

(1)	Percentage committed includes executed leases and signed letters of intent, calculated on a square footage basis.
(2)	61% committed comprised of 48% executed leases and 13% signed Letters of Intent.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 6/30/2003	% Leased	% LOI	% Committed(2)
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
999 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2001	3Q 2002	3Q 2003	133,678	$44,648	$37,847	0%	14%	14%
3721 Valley Centre Drive	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2003	114,780	30,229	29,492	100%	0%	100%

Subtotal						248,458	74,877	67,339	46%	8%	54%

PROJECTS UNDER CONSTRUCTION:
12400 High Bluff	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	61,818	56,354	84%	0%	84%

Subtotal						208,961	61,818	56,354	84%	0%	84%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						457,419	136,695	123,693	64%	4%	68%

COMMITTED PROJECTS:
None

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						457,419	$136,695	$123,693	64%	4%	68%

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment(3)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 6/30/2003	% Leased
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
1700 Carnegie	Santa Ana, CA	R&D to Office	4Q 2001	3Q 2002	3Q 2003	76,516	$9,051	$6,734	$15,785	$13,666	17%

Subtotal						76,516	9,051	6,734	15,785	13,666	17%

PROJECTS UNDER CONSTRUCTION:
5717 Pacific Center Blvd.	Sorrento Mesa, CA	Office to Life Science	1Q 2003	4Q 2003	4Q 2004	67,995	8,790	10,726	19,516	9,059	0%
10421 Pacific Science Center (3),(5)	Sorrento Mesa, CA	Office to Life Science	1Q 2003	3Q 2003	3Q 2003	78,797	10,501	7,082	17,583	10,853	100%
909 Sepulveda Blvd.	El Segundo, CA	Office	1Q 2003	1Q 2004	1Q 2005	248,148	37,799	25,510	63,309	40,052	0%

Subtotal						394,940	57,090	43,318	100,408	59,964	20%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						471,456	66,141	50,052	116,193	73,630	19%

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						471,456	$66,141	$50,052	$116,193	$73,630	19%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Percentage committed includes executed leases and signed letters of intent calculated on a square footage basis.
(3)	Represents total capitalized costs at the commencement of redevelopment.
(4)	The costs for this project are included in land and improvements on the consolidated balance sheets. The property is currently 100% leased and will continue to generate revenue during the redevelopment process.
(5)	The Company is currently converting approximately 48,500 square feet of this building to life science space at the request of the tenant. The remainder of the space is leased to another tenant through November 2003.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 6/30/2003
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	Rancho Bernardo, CA	Office	3.0	51,187	$10,588	$3,028
Innovation Corporate Center—Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,182	3,654
Innovation Corporate Center—Lot 9	Rancho Bernardo, CA	Office	3.2	65,867	13,376	3,608
Innovation Corporate Center—Lot 10	Rancho Bernardo, CA	Office	2.2	37,405	8,523	2,476
Pacific Corporate Center—Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	51,841	13,962
Pacific Corporate Center—Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	27,682	7,086
Santa Fe Summit—Phase I	56-Corridor, CA	Office	7.6	150,000	34,849	7,046
Santa Fe Summit—Phase II	56-Corridor, CA	Office	7.6	150,000	33,684	7,046
Sorrento Gateway—Lot 1	Sorrento Mesa, CA	Office	3.4	61,000	17,449	3,947
Sorrento Gateway—Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	25,613	7,278
Sorrento Gateway—Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	20,136	5,121
Sorrento Gateway—Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	19,723	6,574

TOTAL FUTURE DEVELOPMENT PIPELINE			58.2	1,107,459	$277,646	$70,826

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Capital Structure

At June 30, 2003

($ in thousands)

	Shares/Units at June 30, 2003	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$510,501	28.4%
Unsecured Line of Credit		255,000	14.2%

Total Debt		$765,501	42.6%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	4.2%
9.375% Series C Cumulative Redeemable Preferred Units(1)	700,000	35,000	2.0%
9.250% Series D Cumulative Redeemable Preferred Units(1)	900,000	45,000	2.5%
Common Units Outstanding(2)	4,218,752	116,016	6.5%
Common Shares Outstanding(2)	27,564,739	758,030	42.2%

Total Equity		$1,029,046	57.4%

TOTAL MARKET CAPITALIZATION		$1,794,547	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $27.50 at June 30, 2003.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Debt Analysis

At June 30, 2003

($ in thousands)

TOTAL DEBT COMPOSITION

		Weighted Average
	% of Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	66.7%	6.1%	4.5
Unsecured Debt	33.3%	3.6%	1.7

Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2)	62.5%	6.7%	4.7
Floating Rate Debt	37.5%	2.9%	1.7

Total Debt		5.3%	3.6

Total Debt Including Loan Fees		5.8%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$255,000	March 2005

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$3.9	$7.3

(1)	Includes the impact of the interest-rate swap agreements listed on page 26.
(2)	The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company’s interest-rate cap agreements listed on page 26. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 75.6% of its total outstanding debt at June 30, 2003.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Debt Analysis

At June 30, 2003

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate	Maturity Date		Remaining 2003	2004	2005	2006	2007	After 2007	Total
Unsecured Debt:
Floating	2.93%	3/15/2005				$255,000				$255,000
Secured Debt:
Floating	2.94%	10/29/2003		67,650						67,650
Floating	3.07%	6/29/2004		124	20,463					20,587
Floating	3.17%	9/29/2004	(1)		33,753					33,753
Fixed	8.35%	1/31/2005		863	1,837	72,982				75,682
Fixed	8.45%	12/1/2005		293	625	10,349				11,267
Floating	2.58%	12/23/2005	(2)			29,000				29,000
Floating	2.93%	1/1/2006					31,000			31,000
Fixed	6.51%	8/12/2007		103	218	232	248	17,049		17,850
Fixed	7.21%	8/12/2007		72	154	166	178	4,325		4,895
Fixed	7.20%	4/1/2009		926	1,954	2,099	2,256	2,423	78,079	87,737
Fixed	6.70%	1/10/2012		462	973	1,040	1,112	1,189	74,063	78,839
Fixed	8.21%	10/1/2013		196	416	452	490	532	3,324	5,410
Fixed	8.26%	11/1/2014		351	748	813	883	960	16,962	20,717
Fixed	7.15%	5/1/2017		559	1,178	1,266	1,359	1,459	20,293	26,114

	4.86%			71,599	62,319	118,399	37,526	27,937	192,721	510,501

Effect of SWAPS	0.42%

Total	5.28%			$71,599	$62,319	$373,399	$37,526	$27,937	$192,721	$765,501

(1)	Maturity date does not reflect the one-year extension option.
(2)	Maturity date does not reflect the two one-year extension options.

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
50,000	Cap	4.25%	01/2005
50,000	Cap	4.25%	01/2005
50,000	Swap	4.46%	01/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$250,000

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included on this page are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on July 28, 2003, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and ground leases). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with generally accepted accounting principles (“GAAP”), excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other real estate investment trusts (“REITs”) may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Reconciliation of Net Operating Income to Net Income

($ in thousands)

	Three Months Ended June 30,
	2003	2002
Net Operating Income, as defined	$40,081	$39,254

Adjustments:
Net Operating Income from discontinued operations	(473)	(1,971)
Other Expenses:
General and administrative expenses	(4,011)	(3,648)
Interest expense	(7,585)	(8,668)
Depreciation and amortization	(13,230)	(18,021)
Other Income:
Interest income	48	86

Income from Continuing Operations Before Net Gains on Dispositions	14,830	7,032

Net gain on disposition of operating properties		896
Minority interests	(4,902)	(4,173)
Income from discontinued operations	3,432	1,202

Net Income	$13,360	$4,957

KILROY REALTY CORPORATION

Second Quarter 2003 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Funds Available for Distribution	$17,984	$23,519	$40,615	$50,472
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,768	1,302	8,855	1,637
Depreciation for furniture, fixtures and equipment	239	192	482	383
Increase/(decrease) in provision for uncollectible tenant receivables	302	(75)	(45)	360
Changes in assets and liabilities (1)	(3,159)	(8,231)	(11,369)	(13,976)
Adjustments related to the minority interest in Development LLCs (2)
Minority interest in earnings of Development LLCs				(2,884)
Depreciation and amortization of building and improvements and leasing costs				539
Net effect of straight-line rents and deferred rent receivables				1,781
Non-cash amortization of deferred financing costs				36

Net cash provided by operating activities	$20,134	$16,707	$38,538	$38,348

(1)	Includes changes in the following assets and liabilities: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits and deferred revenue; and other.
(2)	FFO and FAD do not reflect the minority interest in Development LLCs share of these adjustments. The Company acquired the minority interest in the Development LLCs in March 2002.